Exhibit 99.1
OTELCO INC.
Letter of Instruction

Offer to Exchange
up to 544,671 Income Deposit Securities
Representing 544,671 shares of Class A Common Stock and
$4,085,032.50 13% Senior Subordinated Notes due 2019
for up to 544,671 Shares of Class B Common Stock

The Exchange Offer (as defined below) will expire at 5:00 p.m., New York City time, on , 2010, unless extended (such date, as it may be extended, the “Expiration Date”). Shares of Class B common stock tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter.

If you wish to tender your shares of Class B common stock in the Exchange Offer, this letter of instruction must be completed, signed and delivered to the exchange agent, Wells Fargo Bank, National Association (the “Exchange Agent”):

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:

WELLS FARGO BANK, N.A.	WELLS FARGO BANK, N.A.
Corporate Trust Operations	Corporate Trust Operations
MAC N9303-121	MAC N9303-121
PO Box 1517	Sixth & Marquette Avenue
Minneapolis, MN 55480	Minneapolis, MN 55479

In Person by Hand Only:	By Facsimile:

WELLS FARGO BANK, N.A.	(For Eligible Institutions only):
12th Floor – Northstar East Building	(612) 667-6282
Corporate Trust Operations	Attn. Bondholder Communications
608 Second Avenue South
Minneapolis, MN 55479	For Information or Confirmation by Telephone:
(800) 344-5128, Option 0
Attn. Bondholder Communications

Delivery of this letter of instruction to an address other than as set forth above will not constitute a valid delivery.  The instructions accompanying this letter of instruction should be read carefully before this letter of instruction is completed.  Receipt of incomplete, inaccurate or defective letters of instruction will not constitute valid delivery.  The Issuer (as defined below) may waive defects and irregularities with respect to your tender of shares of Class B common stock (as defined below), but it is not required to do so and may not do so.

The undersigned is a holder of shares of Class B common stock, par value $0.01 per share (the “Class B common stock”), of Otelco Inc., a Delaware corporation (the “Issuer”).

The undersigned hereby acknowledges receipt and review of the prospectus, dated           , 2010 (the “Prospectus”), of the Issuer and this letter of instruction.  These two documents together constitute the offer by the Issuer to exchange up to 544,671 of its Income Deposit Securities (the “IDSs”) representing an aggregate of 544,671 shares of its Class A common stock, par value $0.01 per share, and $4,085,032.50 aggregate principal amount of its 13% senior subordinated notes due 2019 (the “Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal number of the Issuer’s shares of Class B common stock.  The offer to exchange IDSs for shares of Class B common stock is referred to as the “Exchange Offer.”

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus. In the event of any conflict between this letter of instruction and the Prospectus, the Prospectus shall govern.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, at its discretion.  The Issuer shall notify the Exchange Agent of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The term “holder” with respect to the Exchange Offer means any person in whose name shares of Class B common stock are registered on the books of the registrar for the Class B common stock or any person who holds shares of Class B common stock and has obtained a properly completed stock power from the registered holder of such shares of Class B common stock.  The undersigned has completed, executed and delivered this letter of instruction to indicate the action the undersigned desires to take with respect to the Exchange Offer.  Holders who wish to tender their shares of Class B common stock must complete this letter of instruction in its entirety.

Please read this entire letter of instruction and the Prospectus carefully before completing this letter of instruction.  The instructions included in this letter of instruction must be followed.  Questions and requests for assistance or for additional copies of the Prospectus and/or this letter of instruction may be directed to the Exchange Agent.  See Instruction 12.

List below the shares of Class B common stock tendered under this letter of instruction.  If the space below is inadequate, list the certificate numbers and share amounts on a separate signed schedule and affix the list to this letter of instruction.

PLEASE READ THIS ENTIRE LETTER OF INSTRUCTION

CAREFULLY BEFORE COMPLETING THE FOLLOWING BOX

ALL tendering holders must complete the following box:

DESCRIPTION OF SHARES OF CLASS B COMMON STOCK TENDERED
Name(s) and Address(es) of the Registered Holder(s) Exactly as Name(s) Appear(s) on the Certificate(s) Representing Shares of Class B Common Stock (Please Fill In, If Blank)	Shares of Class B Common Stock Tendered
	Certificate Number(s)	Aggregate Shares of Class B Common Stock Represented by Certificate(s)	Number of Shares of Class B Common Stock Tendered*

Total

*
Unless otherwise indicated, any holder tendering shares of Class B common stock that are represented by a certificate will be deemed to have tendered all of the shares of Class B common stock that are represented by such certificate.  No tenders of fractional shares of Class B common stock will be accepted.

TENDERED SHARES OF CLASS B COMMON STOCK AND ANY OTHER DOCUMENT
REQUIRED BY THIS LETTER OF INSTRUCTION MUST BE ENCLOSED HEREWITH.
FUNDS REPRESENTING ACCRUED INTEREST, IF ANY, ON THE NOTES TO BE ISSUED
AS PART OF THE IDSs THROUGH THEIR DATE OF ISSUANCE MUST BE PAID BEFORE
YOU CAN EXCHANGE YOUR CLASS B COMMON STOCK. SEE INSTRUCTION 1.

SIGNATURE(S) MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the number of shares of Class B common stock indicated above.  Subject to and effective upon the acceptance for exchange of the shares of Class B common stock tendered in accordance with this letter of instruction, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such shares of Class B common stock tendered for exchange hereby.  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered shares of Class B common stock with full power of substitution to:

●	deliver such shares of Class B common stock to the Issuer and deliver all accompanying evidences of transfer and authenticity; and

●
present such shares of Class B common stock for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Class B common stock, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.  In addition, the power of attorney granted in this paragraph will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior proxies or powers of attorney, other than the revocation, in accordance with applicable laws, of any proxy or power of attorney previously granted specifically in connection with the shares of Class B common stock being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Class B common stock tendered hereby and to acquire the IDSs issuable upon the exchange of such tendered shares of Class B common stock, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.  The undersigned hereby further represents and warrants to the Issuer that (i) any IDSs received are being acquired in the ordinary course of business of the person receiving such IDSs, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaged in, or intends to engage in, a distribution of Class B common stock or IDSs, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of Class B common stock or IDSs and (iv) neither the undersigned nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, or, if he, she or it is an affiliate of the Issuer, in the absence of an exemption from the registration and prospectus delivery requirements of the Securities Act, he, she or it will comply with such requirements.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the shares of Class B common stock tendered hereby.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered shares of Class B common stock when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent.  Any tendered shares of Class B common stock that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned (along with accompanying documents and funds, as appropriate), without expense, to the undersigned as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this letter of instruction shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of instruction shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.  This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of tenders.”

The undersigned acknowledges that the acceptance by the Issuer of properly tendered shares of Class B common stock pursuant to the procedures described under the caption “The Exchange Offer—Procedures for tendering shares of Class B common stock” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Issuer, on the other hand, upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the exchange offer.”  The undersigned recognizes that as a result of these conditions (which, subject to the investor rights agreement referred to in the Prospectus and the indenture governing the notes, may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the shares of Class B common stock tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the IDSs issued in exchange for the shares of Class B common stock accepted for exchange, and return any shares of Class B common stock not tendered or not exchanged, in the name(s) of the undersigned.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver any shares of Class B common stock not tendered or not exchanged (and accompanying documents and funds, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).

Each IDS issued in exchange for a tendered share of Class B common stock that is accepted for exchange will be delivered to a book-entry account maintained for the benefit of the undersigned, or the person(s) indicated under “Special Issuance Instructions” below, as applicable, at a financial institution that is a participant in The Depository Trust Company (“DTC”) system (a “DTC Participant”).  See Instruction 6.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 4 and 5)

To be completed ONLY if shares of Class B common stock not tendered or exchanged and/or IDSs issued in exchange for shares of Class B common stock accepted for exchange are to be issued in the name of someone other than the undersigned. Issue IDSs and/or shares of Class B common stock to:

Name(s):

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See Instruction 8 Below)
(Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if shares of Class B common stock not tendered or exchanged are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver shares of Class B common stock to:

Name(s):

Address:

(Include Zip Code)
(Please Type or Print)

BOOK-ENTRY DELIVERY OF IDSs (SEE INSTRUCTION 6)

To be completed by ALL tendering holders. Deliver IDSs to a book-entry account maintained for the benefit of the undersigned, or the person(s) indicated under “Special Issuance Instructions” above, as applicable, at the following DTC participant:

Name of DTC Participant:

DTC Participant Number:

Contact at DTC Participant:

Contact at DTC Participant’s Area Code and Telephone Number:
(Please Type or Print)

IMPORTANT
PLEASE SIGN HERE
(complete accompanying Substitute Form W-9 below)

X
X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated

(The above line(s) must be signed by the registered holder(s) of shares of Class B common stock as your/their name(s) appear(s) on the certificates representing such shares of Class B common stock, or by person(s) authorized to become registered holder(s) by a properly completed stock power from the registered holder(s), a copy of which must be transmitted with this letter of instruction. If shares of Class B common stock to which this letter of instruction relates are held of record by two or more joint holders, then all such holders must sign this letter of instruction. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 4.)

Name(s):

Capacity (Full Title):

Address:
(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Please Type or Print)

MEDALLION SIGNATURE GUARANTEE
(if required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution (as defined in the instructions below). Please read Instruction 4 of this letter of instruction to determine whether a signature guarantee is required for the tender of your shares of Class B common stock.

Authorized Signature:

Name:

Title:

Name of Firm:
(Must be an Eligible Institution as defined in the instructions below)

Address:
(Include ZIP Code)

Area Code and Telephone Number:

Dated:
(Please Type or Print)

INSTRUCTIONS TO LETTER OF INSTRUCTION
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.           Delivery of this Letter of Instruction, Shares of Class B Common Stock, Funds Representing Accrued Interest and Other Required Documents.  All shares of Class B common stock, as well as a properly completed and duly executed copy of this letter of instruction, or a facsimile hereof, funds representing accrued interest, if any, on the Notes to be issued as part of the IDSs through their date of issuance and any other documents required by this letter of instruction, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m., New York City time, on the Expiration Date.  Funds representing accrued interest, if any, on the Notes to be issued as part of the IDSs through their date of issuance must be delivered to the Exchange Agent by wire transfer of immediately available funds to                        . You may contact the Issuer to request the amount of interest, if any, that will have accrued on the Notes through the date of issuance.  Any such request may be made by writing, calling or e-mailing the Issuer at the following address:

Otelco Inc.
505 Third Avenue East
Oneonta, Alabama 35121
Attention: Chief Financial Officer
Telephone: (205) 625-3571
E-mail: curtis@otelcotel.com

The method of delivery of the tendered shares of Class B common stock, this letter of instruction and all other required documents to the Exchange Agent is at the election and risk of the holder.  Delivery of the tendered shares of Class B common stock, this letter of instruction, the funds representing accrued interest, if any, on the Notes to be issued as part of the IDSs through their date of issuance and all other required documents will be deemed made only when actually received or confirmed by the Exchange Agent.  Instead of delivery by mail, it is recommended that the holder use an overnight courier service.  In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date.  NO LETTER OF INSTRUCTION, SHARES OF CLASS B COMMON STOCK, FUNDS REPRESENTING ACCRUED INTEREST OR OTHER DOCUMENTS SHOULD BE SENT TO THE ISSUER.  Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of the Issuer’s acceptance of tendered shares of Class B common stock prior to the Expiration Date.

2.           Tender by Holder.  Only a registered holder of Class B common stock, or such holder’s legal representative or attorney-in-fact, may tender shares of Class B common stock in the Exchange Offer.  Any beneficial holder of shares of Class B common stock who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of instruction on his, her or its behalf or must, prior to completing and executing this letter of instruction and delivering his, her or its Class B common stock, either make appropriate arrangements to register ownership of the shares of Class B common stock in such holder’s name or obtain a properly completed stock power from the registered holder.

3.           Partial Tenders.  Partial tenders of certificates representing shares of Class B common stock will be accepted.  However, no tenders of fractional shares of Class B common stock will be accepted.  If less than the total number of shares of Class B common stock represented by a certificate is tendered, the tendering holder should fill in the number of shares of Class B common stock tendered in the fourth column of the box entitled “Description of Shares of Class B Common Stock Tendered” above.  The total number of shares of Class B common stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.  If the total number of shares of Class B common stock represented by a certificate is not tendered, then a certificate representing the shares of Class B common stock not tendered will be returned to the holder at his, her or its registered address, unless a different address is provided in the appropriate box or boxes of this letter of instruction, as promptly as practicable following the Expiration Date.

4.           Signatures on this Letter of Instruction; Stock Powers and Endorsements; Medallion Guarantee of Signatures.  If this letter of instruction (or a facsimile hereof) is signed by the record holder(s) of the shares of Class B common stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate representing such shares of Class B common stock without alteration, enlargement or any change whatsoever.  If any tendered shares of Class B common stock are owned of record by two or more joint owners, all of such owners must sign this letter of instruction (or a facsimile hereof).

If this letter of instruction (or a facsimile hereof) is signed by the registered holder(s) of the shares of Class B common stock tendered hereby and the IDSs issued in exchange therefor are to be issued (or any untendered or unexchanged shares of Class B common stock are to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered shares of Class B common stock, nor provide a separate stock power.  In any other case, such holder(s) must either properly endorse the shares of Class B common stock tendered or transmit a properly completed separate stock power with this letter of instruction, with the signature(s) on the endorsement or stock power guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (an “Eligible Institution”).

If this letter of instruction (or a facsimile hereof) is signed by a person other than the registered holder(s) of any tendered shares of Class B common stock, such tendered shares of Class B common stock must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered shares of Class B common stock, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

If this letter of instruction (or a facsimile hereof) or any shares of Class B common stock or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of instruction.

No signature guarantee is required if the shares of Class B common stock tendered hereby are tendered for the account of an Eligible Institution.  In all other cases, all signatures on this letter of instruction (or a facsimile hereof) must be guaranteed by an Eligible Institution.

5.           Special Issuance and Delivery Instructions.  Tendering holders should indicate, in the applicable box, the name to which IDSs are to be issued, if different from the name of the person signing this letter of instruction.  Similarly, tendering holders should indicate, in the applicable box or boxes, the name and address to which substitute certificates representing shares of Class B common stock not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of instruction.  In the case of issuance in a different name, the taxpayer identification number (“TIN”) (see Instruction 8 below) of the person named must also be indicated.  If no instructions are given, IDSs will be issued in the name of the person signing this letter of instruction.  Similarly, if no instructions are given, substitute certificates representing shares of Class B common stock not tendered or not accepted for exchange will be issued in or sent to the name and address of the person signing this letter of instruction.

6.           Book-Entry Delivery of IDSs.  With respect to each IDS issued in exchange for a tendered share of Class B common stock that is accepted for exchange, such IDSs will be delivered to a book-entry account maintained for the benefit of the undersigned, or the person(s) indicated under “Special Issuance Instructions” above, as applicable, at a DTC Participant.  After the Expiration Date, such DTC Participant must request that the Exchange Agent instruct DTC to deliver such IDSs into the book-entry account maintained by the DTC Participant for the benefit of the undersigned, or the person(s) indicated under “Special Issuance Instructions” above, as applicable, in accordance with DTC’s procedures for such delivery.  Such IDSs will not be delivered until the Exchange Agent receives such request from the DTC Participant.

7.           Transfer Taxes.  The Issuer will pay all transfer taxes, if any, applicable to the exchange of shares of Class B common stock for IDSs pursuant to the Exchange Offer.  If, however, IDSs and/or shares of Class B common stock not tendered or not accepted for exchange are to be delivered to, or are to be issued in the name of, any person(s) other than the registered holder of the shares of Class B common stock tendered hereby, or if tendered shares of Class B common stock are registered in the name of any person(s) other than the person(s) signing this letter of instruction, or if a transfer tax is imposed for any reason other than the exchange of shares of Class B common stock for IDSs pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of instruction, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of IDSs with a value at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8.           Taxpayer Identification Number.  Federal income tax law requires that a holder of any tendered shares of Class B common stock that are accepted for exchange must provide the Exchange Agent (as payer) with its correct TIN, which, in the case of a holder who is an individual, is his or her social security number.  If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 28%.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien) and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.  If the IDSs will be issued in more than one name or will not be issued in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” included with this letter of instruction (the “Guidelines”) for information on which TIN to report.

If such holder does not have a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number.  Checking this box, writing “applied for” on the form and signing such form and certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future.  If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

Certain holders are not subject to the backup withholding and reporting requirements.  These holders (“Exempt Holders”) include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding.  Exempt Holders (other than certain foreign persons) should indicate their exempt status on the Substitute Form W-9.  A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status.  A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9.  An Internal Revenue Service Form W-8BEN may be obtained from the Exchange Agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.  In the event that a holder fails to provide a Substitute Form W-9 (or, if applicable, a Form W-8BEN), the Issuer may, in its discretion, in order to comply with applicable law, withhold IDSs otherwise issuable pursuant to the Exchange Offer or amounts payable with respect to the IDSs.

9.           Validity of Tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of Class B common stock will be determined by the Issuer in its sole discretion, which determination will be conclusive, final and binding.  The Issuer reserves the absolute right to reject any and all shares of Class B common stock not properly tendered or any shares of Class B common stock the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful.  Subject to the investor rights agreement referred to in the Prospectus and the indenture governing the Notes, the Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular shares of Class B common stock.  The Issuer’s interpretations of the terms and conditions of the Exchange Offer (including this letter of instruction and the instructions hereto) shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of shares of Class B common stock must be cured within such time as the Issuer shall determine.  Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of shares of Class B common stock nor shall any of them incur any liability for failure to give such notification.  Any shares of Class B common stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent (along with accompanying documents and funds, as appropriate) to the tendering holder(s), unless otherwise provided in this letter of instruction, as soon as practicable following the Expiration Date.

10.         Waiver of Conditions.  Subject to the investor rights agreement referred to in the Prospectus and the indenture governing the Notes, the Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11.         No Conditional Tenders.  No alternative, conditional, irregular or contingent tender of shares of Class B common stock or transmittal of this letter of instruction will be accepted.

12.         Mutilated, Lost, Stolen or Destroyed Certificates Representing Shares of Class B Common Stock.  Any holder whose certificate or certificates representing shares of Class B common stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses, facsimile number or telephone number indicated above for further instructions.  This letter of instruction and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates representing shares of Class B common stock have been followed.

13.         Requests for Assistance or Additional Copies.  Requests for assistance or for additional copies of the Prospectus or this letter of instruction may be directed to the Exchange Agent at the addresses, facsimile number or telephone number set forth on the cover page of this letter of instruction.

14.         Withdrawal.  Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of tenders.”

IMPORTANT:  This letter of instruction or a manually signed facsimile hereof (together with the certificate or certificates representing the shares of Class B common stock tendered in the Exchange Offer, funds representing accrued interest, if any, on the Notes to be issued as part of the IDSs through their date of issuance and any other documents required by this letter of instruction) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on or prior to the Expiration Date.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 1 — Please provide your TIN in the box at the right (or complete Part 3) and certify by signing and dating below.		___________________ Social Security Number or ___________________ Employer Identification Number

	Part 2 — Certification — Under penalties of perjury, I certify that:		Part 3 — Awaiting TIN ☐ Please complete the Certificate of Awaiting Taxpayer Identification Number below.

	(1)	The number shown on this form is my correct TIN (or I have checked the box in Part 3 and executed the Certificate of Awaiting Taxpayer Identification Number below);

	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3)	I am a U.S. person (including a U.S. resident alien).
Name: _______________ Address (Number and Street) _______________ City, State and ZIP Code	Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, do not cross out item (2) if you received a subsequent notification from the IRS stating that you are no longer subject to backup withholding.

SIGNATURE ______________________________________ DATE ____________, 2010

FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS
MADE TO YOU PURSUANT TO THE IDSs OR WITHHOLDING OF IDSs
OTHERWISE ISSUABLE TO YOU PURSUANT TO THE EXCHANGE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, all or a portion of any payments made to me thereafter may be withheld until I provide a taxpayer identification number.

SIGNATURE	DATE	, 2010

NAME
(Please Type or Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.  Social security numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.  All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended.

For this type of account			Give the SOCIAL SECURITY number of—	For this type of account		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual		The individual	1.	Disregarded entity not owned by an individual	The owner

				2.	A valid trust, estate, or pension trust	The legal entity (4)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)	3.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	4.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	5.	Partnership or multi- member LLC	The partnership

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	6.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or disregarded single member limited liability company owned by an individual (“LLC”)		The owner (3)	7.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor's name and furnish the minor's social security number.

(3)
If you are an individual, you must show your individual name, and you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)
List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number		(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service or “IRS” (web site at www.irs.gov).

		(10)	A real estate investment trust.

		(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

		(12)	A common trust fund operated by a bank under section 584(a).

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form, and give it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your taxpayer identification number to the taxpayer identification number.		(13)	A financial institution.

		(14)	A middleman known in the investment community as a nominee or custodian.

		(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Note: Entering “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding		If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Tender Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.
Privacy Act Notice.  Section 6109 requires you to give taxpayer identification numbers to payers who must file  an information return with the IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return.  The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States and the District of Columbia to carry out their tax laws.  The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Statements with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Number.  If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A State, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.